UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 3, 2024

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 1-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

508 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 3, 2024, the Company committed to a restructuring plan (the “Plan”) intended to reduce operating costs, improve operating margins, and continue advancing the Company’s ongoing commitment to profitable growth. The Plan provides for a reduction of the Company’s current workforce by 154 people.

The Company estimates that in the first half of 2024 it will incur pre-tax cash restructuring and related charges to its GAAP financial results of approximately $6.5 million to $7.2 million, consisting primarily of severance payments, employee benefits, and related cash expenses, as well as an approximate $1.5 million non-cash charge related to the vesting of share-based awards for employees who are terminated. The Company expects the Plan will be substantially complete by the end of the second quarter of 2024.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 7.01 Regulation FD Disclosure.

A letter to the Company’s employees from Robert Musslewhite, the Company’s Chief Executive Officer, regarding the employee restructuring under the Plan is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 furnished herewith and incorporated by reference herein, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “likely,” “should,” “may,” “will,” “contemplates,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements regarding the timing of completion of the Plan, estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, the Company’s intent to reduce operating costs, improve operating margins, and continue advancing its commitment to profitable growth.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; the war between Russia and Ukraine, global geopolitical tension and worsening macroeconomic conditions; actual or potential changes in international, national, regional and local economic, business and financial conditions, including recessions, inflation, rising interest rates, volatility in the capital markets and related market uncertainty; the impact of worsening macroeconomic conditions on the Company’s new and existing customers; the Company’s ability to acquire new customers and generate additional revenue from existing customers; the Company’s inability to generate sales of subscriptions to the Company’s platform or any decline in demand for the Company’s platform and the data the Company offers; the competitiveness of the market in which the Company operates and the Company’s ability to compete effectively; the failure to maintain and improve the Company’s platform, or develop new modules or insights for healthcare commercial intelligence; the inability to obtain and maintain accurate, comprehensive or reliable data, which could result in reduced demand for the Company’s platform; the risk that the Company’s recent growth rates may not be indicative of the Company’s future growth; the inability to achieve or sustain profitability in the future compared to historical levels as the Company increases investments in its business; the loss of the Company’s access to its data providers; the failure to respond to advances in healthcare commercial intelligence; an inability to attract new customers and expand subscriptions of current customers; the risk of cyber-attacks and security vulnerabilities; litigation, investigations or other legal, governmental or regulatory actions; and the possibility that the Company’s security measures are breached or unauthorized access to data is otherwise obtained.

Additional factors or events that could cause actual results to differ from these forward-looking statements may emerge from time to time, and it is not possible for the Company to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, the Company’s actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

For additional discussion of factors that could impact the Company’s operational and financial results, refer to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other subsequent SEC filings, which are or will be available on the Investor Relations page of the Company’s website at ir.definitivehc.com and on the SEC website at www.sec.gov.

All information in this Form 8-K speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update this information, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Email to Definitive Healthcare employees from Robert Musslewhite, dated January 4, 2024 (furnished herewith pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: January 4, 2024